FIRST QUARTER FY2026 EARNINGS FEBRUARY 10, 2026

2 SAFE HARBOR The information provided in this presentation may include forward-looking statements relating to future events or the future financial performance of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “aims”, “anticipates,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Company and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements relating to the Company may be found in the Company’s periodic filings with the Commission, including the factors described in the sections entitled “Risk Factors,” copies of which may be obtained from the SEC’s website at www.sec.gov. The Company does not undertake any obligation to update forward-looking statements contained in this presentation.

3 LEE’S THREE PILLAR DIGITAL GROWTH STRATEGY LEE IS RAPIDLY TRANSFORMING TO A SUSTAINABLE AND VIBRANT DIGITAL-CENTRIC COMPANY PILLAR 1 Expand & engage our audience through rich, credible local content PILLAR 2 Accelerate sustainable digital subscription growth PILLAR 3 Accelerate digital-only advertising revenue growth Lee expects the Three Pillar Digital Growth Strategy to drive more than $450 million of digital revenue by 2030

4 LEE’S INVESTMENT THESIS WE BELIEVE OUR THREE PILLAR DIGITAL GROWTH STRATEGY WILL CREATE SUBSTANTIAL VALUE: Increased Shareholder Value ✓ Enhanced cash generation ✓ Debt reduction ✓ Multiple expansion fueled by increased recurring, high-margin digital revenue Strengthened Balance Sheet & Continued Debt Reduction ✓ Recapitalization substantially improves free cash flow with interest expense reduction ✓ Favorable credit agreement with Berkshire Hathaway ✓ $121M debt reduction since refinancing in March 2020 Execute Three Pillar Digital Growth Strategy ✓ Generate long-term sustainable digital revenue growth, margin expansion, and strong free cash flow ✓ Expand audiences and deepen engagement by delivering hyper-local content that connects our communities ✓ Digital Subs/Revenue are on pace; Developing a more profitable ad model with higher-margin digital products

5 STRATEGIC INVESTMENT & AMENDED CREDIT AGREEMENT • $50 million equity raise through private placement of common stock priced at $3.25 / share. Anchored by David Hoffmann • Credit agreement enhancements worth approximately $18 million annually* for five years post recapitalization • Interest on outstanding debt under the Credit Agreement reduced to 5% from 9% for five years, generating expected interest savings of approximately $18 million annually* • Cash infusion will improve working capital, fund new capital projects and accelerate projects already underway which are expected to drive: • Accelerated digital growth • Improved print margin • Deleveraging of the business • Ability to monetize content & scale the business Significant Interest Savings Over Next 5 Years *Annual interest paid estimated based on current outstanding debt ($455 million) 9% 5% $41M $23M 2025 *Annual estimate Strengthen balance sheet Increase flexibility Invest into digital $50M

6 DIGITAL-FIRST SUBSCRIPTION PLATFORM Total Revenue $548M LTM December 2025 Digital Mix of Total Revenue 54% Q1 FY26 Adjusted EBITDA(1) $50M LTM December 2025 Digital Subscribers 609,000 December FY26 Industry-Leading Digital Sub Revenue Growth $95M LTM(2) | 14% YoY Growth(3) Lee is a dominant source of local news, information, and advertising in midsized markets Industry-Leading Digital Agency Revenue Growth $102M LTM (2) (1) Adjusted EBITDA and Cash Costs are non-GAAP financial measures. See appendix. (2) LTM represents last twelve months through December 2025. (3) Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the current period, excluding exited operations. Exited operations include (1) business divestitures and (2) the elimination of stand-alone print products discontinued within our markets.

7 FIRST QUARTER 2026 BUSINESS HIGHLIGHTS Digital-only Subscription revenue growth was fueled by price optimization • Leveraged data & marketing to maximize engagement within subscriber base • Executed price increases within highly engaged digital-only subscriber cohorts • Targeted investments in personalization, content delivery, and lifecycle marketing Saw positive momentum in digital revenue mix Adjusted EBITDA and Adjusted EBITDA margin grew over prior year • Significant year-over-year improvement in Digital Revenue mix – by 330 basis points • Digital-only Subscription revenue grew 5.3% over prior year • 71.3% of total advertising revenue sourced from digital revenue streams • Adjusted EBITDA grew 61.4% to $12.3 million • Adjusted EBITDA margin grew 420 basis points year-over-year to 9.4% • Cash Costs declined $17 million, or 13%, over prior year driven by reduced compensation and legacy print costs Digital Subscription Revenue 5.3%1 (1) Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the current period, excluding exited operations. Exited operations include (1) business divestitures and (2) the elimination of stand-alone print products discontinued within our markets. (2) Adjusted EBITDA and Cash Costs are non-GAAP financial measures. See appendix. Adjusted EBITDA margin* 420 bps Digital Revenue as a % of Total Revenue *Adjusted EBITDA, a non-GAAP financial measure, as a % of Total Revenue. 330 bps

INDUSTRY-LEADING DIGITAL GROWTH

Industry-Leading Digital Sub Revenue Growth

$95M LTM Digital Sub Revenue(1)

Q4 FY25 3-Year CAGR



32%
8%
15%
Lee
Gannett
NY Times

- Modernize platforms & monetization tools
- Leverage data & marketing to maximize engagement
- Expand product ecosystem & transition print model

Industry-Leading Digital Agency Revenue Growth

$102M LTM Amplified Digital® Agency(2)

Q4 FY25 3-Year CAGR



5%
-1%
-7%
Lee
Gannett
TownSquare

- Innovate with AI and new monetization models
- Scale digital operations and services
- Invest in talent and expertise

Total Digital Revenue Growing Significantly

$295M LTM Total Digital Revenue

LTM Dec FY26 3-Year CAGR 6%



$249M
$295M
LTM Dec FY23
LTM Dec FY26

- Drive digital transformation across the business
- Expand reach through digital innovation
- Invest to continue industry-leading growth

(1) 14% same-store revenue growth YoY(3).
(2) 1% same-store revenue growth YoY(3).
(3) Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the current period, excluding exited operations. Exited operations include (1) business divestitures and (2) the elimination of stand-alone print products discontinued within our markets.

8

9 STRATEGY IS TRANSFORMING THE COMPOSITION OF REVENUE Prior to launch of Three Pillar Digital Growth Strategy Industry-leading digital revenue growth is transforming the mix of revenue FY2020 REVENUE MIX % Digital 7% 21% 46% Q1 FY2026 54% (1) FY2030 reflects the goal of not being reliant on print products; strategy includes managing cash flow from print products as those products mature. FY2030(1) 90% Achieve goal of becoming sustainable without reliance on print products Durable and sustainable business, led by digital

EXECUTION OF THREE PILLARS DRIVES SUSTAINABILITY & GROWTH

Digital Transformation	Digital Sustainability	Key Takeaways


FY21
FY25
FY26E
FY27E
FY28E
FY29E
FY30E
Digital gross margin(1)
S&GA

- ✓ Digital revenue replacing print revenue and growing at **12% CAGR**[(2)]
- ✓ Digital subscription revenue and gross margin growing at a **35% CAGR**[(2)]
- ✓ Amplified Digital® Agency revenue growing at a **25% CAGR**[(2)]
- ✓ **Nearing digital sustainability**: Digital gross margin[(1)] expected to surpass SG&A costs in FY27

Digital transformation is nearing sustainability

[(1)] Digital Gross Margin is a non-GAAP performance measure calculated by Digital Revenue less Cost of Good Sold ("COGS") directly tied to digital products. Digital Gross Margin excludes all Selling, General, and Administrative ("SG&A") costs.
[(2)] CAGR represents the compounded annual growth rate from FY21 to FY25.

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11 STRONG TRACK RECORD OF SUSTAINABLE COST MANAGEMENT • Proficient in driving efficiencies • Current base of $157M of direct costs associated with our legacy revenue streams will be managed with associated revenue trends • Ongoing initiatives aimed at optimizing manufacturing, distribution, and corporate services • Incremental investments in marketing & branding to drive Digital Subscription revenue growth • Digital COGS investments to support revenue growth at BLOX Digital and Amplified Digital® Agency • Executed approximately $40 million of annualized cost reductions in the second quarter of FY25, and an additional $10 million of annualized reductions entering FY26 Managing legacy business & investing in digital future (1) Adjusted EBITDA and Cash Costs are non-GAAP financial measures. See appendix. Key Takeaways $686M $524M FY21 FY22 FY23 FY24 FY25 Total Cash Costs(1) Digital Costs Print Costs SG&A Total Cash Costs

12 Q2 2020 Q1 2026 CREDIT AGREEMENT REPRESENTS STRATEGIC ASSET • $121 million debt reduction since refinancing in March 2020 • Favorable credit agreement with Berkshire Hathaway • 25-year runway with no breakage costs or prepayment penalties • No financial performance covenants and no fixed amortization • Fixed annual interest rate reduced to 5% from 9% for five years post private placement transaction in February 2026, generating expected interest savings of approximately $18 million annually* • Executing strategic termination of the company’s fully funded defined benefit pension plan • Eliminating the long-term volatility tied to interest rate movement, mortality assumptions and asset performance while preserving participant benefits and improving balance sheet flexibility • Identified approximately $26 million of noncore assets to monetize $576M $455M Debt Reduction Significant Interest Savings Over Next 5 Years *Annual interest paid estimated based on current outstanding debt ($455 million) 9% 5% $41M $23M 2025 *Annual estimate

13 REAFFIRMING 2026 OUTLOOK (1) Adjusted EBITDA is a non-GAAP financial measure. See appendix. Key Metric FY26 Outlook Adjusted EBITDA(1) YOY growth in the mid-single digits

14 Amplify the Moments That Matter HUDL x Lee Enterprises A powerful partnership bringing local brands into the heart of American high school sports — where communities gather, emotions run high, and loyalty is built.

16 NON-GAAP RECONCILIATION The Company uses non-GAAP financial performance measures to supplement the financial information presented on a U.S. GAAP basis. These non-GAAP financial measures, which may not be comparable to similarly titled measures reported by other companies, should not be considered in isolation from or as a substitute for the related U.S. GAAP measures and should be read together with financial information presented on a U.S. GAAP basis. The Company defines its non-GAAP measures as follows: Adjusted EBITDA is a non-GAAP financial performance measure that enhances financial statement users overall understanding of the operating performance of the Company. The measure isolates unusual, infrequent or non-cash transactions from the operating performance of the business. This allows users to easily compare operating performance among various fiscal periods and how management measures the performance of the business. This measure also provides users with a benchmark that can be used when forecasting future operating performance of the Company that excludes unusual, nonrecurring or one-time transactions. Adjusted EBITDA is a component of the calculation used by stockholders and analysts to determine the value of our business when using the market approach, which applies a market multiple to financial metrics. It is also a measure used to calculate the leverage ratio of the Company, which is a key financial ratio monitored and used by the Company and its investors. Adjusted EBITDA is defined as net income (loss), plus non-operating expenses, income tax expense, depreciation and amortization, assets loss (gain) on sales, impairments and other, restructuring costs and other, stock compensation, and our 50% share of EBITDA from TNI and MNI, minus equity in earnings of TNI and MNI. Cash Costs represent a non-GAAP financial performance measure of operating expenses which are measured on an accrual basis and settled in cash. This measure is useful to investors in understanding the components of the Company’s cash-settled operating costs. Periodically, the Company provides forward-looking guidance of Cash Costs, which can be used by financial statement users to assess the Company's ability to manage and control its operating cost structure. Cash Costs are defined as compensation, newsprint and ink and other operating expenses. Depreciation and amortization, assets loss (gain) on sales, impairments and other, other non-cash operating expenses and other expenses are excluded. Cash Costs also exclude restructuring costs and other, which are typically paid in cash. Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the current period, excluding exited operations. Exited operations include (1) business divestitures and (2) the elimination of stand- alone print products discontinued within our markets. Gross Margin is a non-GAAP financial performance measure that enhances financial statement users overall understanding of the operating performance of the Company. The measure isolates operating costs that directly support revenue. Depreciation and amortization, assets loss (gain) on sales, impairments and other, net, other non-cash operating expenses, Selling, General, and Administrative (“SG&A”) compensation and SG&A other operating expenses are excluded from Gross Margin. TNI and MNI – TNI refers to TNI Partners publishing operations in Tucson, AZ. MNI refers to Madison Newspapers, Inc. publishing operations in Madison, WI. Management’s Use of Non-GAAP Measures These Non-GAAP Measures are not measurements of financial performance under U.S. GAAP and should not be considered in isolation or as an alternative to income from operations, net income (loss), revenues, or any other measure of performance or liquidity derived in accordance with U.S. GAAP. We believe these non-GAAP financial measures, as we have defined them, are helpful in identifying trends in our day-to-day performance because the items excluded have little or no significance on our day-to-day operations. These measures provide an assessment of controllable expenses and afford management the ability to make decisions which are expected to facilitate meeting current financial goals as well as achieve optimal financial performance. We use these Non-GAAP measures of our day-to-day operating performance, which is evidenced by the publishing and delivery of news and other media and excludes certain expenses that may not be indicative of our day-to-day business operating results. Limitations of Non-GAAP Measures Each of our non-GAAP measures have limitations as analytical tools. They should not be viewed in isolation or as a substitute for U.S. GAAP measures of earnings. Material limitations in making the adjustments to our earnings to calculate Adjusted EBITDA using these non-GAAP financial measures as compared to U.S. GAAP net income (loss) include: the cash portion of interest / financing expense, income tax (benefit) provision, and charges related to asset impairments, which may significantly affect our financial results. Management believes these items are important in evaluating our performance, results of operations, and financial position. We use non-GAAP financial measures to supplement our U.S. GAAP results in order to provide a more complete understanding of the factors and trends affecting our business.

QUARTERLY REVENUE COMPOSITION

(Millions of Dollars)	Q1 FY2025	Q2 FY2025	Q3 FY2025	Q4 FY2025	FY 2025	Q1 FY2026
Digital Advertising and Marketing Services	46.7	43.9	49.1	44.1	183.8	42.8
YoY % [(1)]	*1.7%*	*-2.5%*	*-1.0%*	*-11.0%*	*-3.3%*	*-8.4%*
Digital Only Subscription Revenue	21.6	23.8	23.5	25.4	94.2	22.7
YoY % [(1)]	*13.5%*	*19.7%*	*15.5%*	*16.4%*	*16.3%*	*5.3%*
Digital Services Revenue	5.1	4.8	5.3	4.8	20.1	4.8
YoY % [(1)]	*2.6%*	*-5.7%*	*3.5%*	*-6.5%*	*-1.6%*	*-5.1%*
Total Digital Revenue [(2)]	**73.4**	**72.6**	**77.9**	**74.3**	**298.1**	**70.3**
YoY % [(1)]	*4.9%*	*3.6%*	*3.8%*	*-2.9%*	*2.3%*	*-4.2%*
% of Total Revenue	50.8%	52.8%	55.1%	53.4%	53.0%	54.1%
Print Advertising Revenue	19.9	16.5	17.5	15.3	69.2	17.2
YoY % [(1)]	*-15.8%*	*-9.1%*	*-5.8%*	*-11.5%*	*-10.9%*	*-11.8%*
Print Subscription Revenue	43.4	41.1	38.1	41.6	164.2	35.0
YoY % [(1)]	*-15.5%*	*-15.6%*	*-19.6%*	*-8.4%*	*-14.9%*	*-19.3%*
Other Print Revenue	7.9	7.2	7.8	7.9	30.9	7.5
YoY % [(1)]	*-7.0%*	*-10.3%*	*-5.3%*	*-0.1%*	*-5.7%*	*-4.3%*
Total Print Revenue	**71.2**	**64.8**	**63.4**	**64.8**	**264.2**	**59.7**
YoY % [(1)]	*-14.8%*	*-13.5%*	*-14.5%*	*-8.2%*	*-12.9%*	*-15.6%*
Total Revenue	**144.6**	**137.4**	**141.3**	**139.1**	**562.3**	**130.1**
YoY % [(1)]	*-5.8%*	*-5.2%*	*-5.3%*	*-5.4%*	*-5.4%*	*-9.8%*

[(1)] Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the current period, excluding exited operations and the extra week in FY24. Exited operations include (1) business divestitures and (2) the elimination of stand-alone print products discontinued within our markets.

[(2)] Total Digital Revenue is defined as digital advertising and marketing services revenue (including Amplified), digital-only subscription revenue and digital services revenue.

Rounding – Items may not foot due to rounding.

17

18 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Millions of Dollars) Q1 FY26 Q1 FY25 Net loss (5.1) (16.2) Adjusted to exclude Income tax expense 0.9 3.2 Non-operating expenses, net 9.4 9.6 Equity in earnings of TNI and MNI (1.1) (1.1) Depreciation and amortization 3.6 6.3 Restructuring costs and other 3.1 5.1 Assets gain on sales, impairments and other, net (0.0) (0.9) Stock compensation and other 0.3 0.4 Add Ownership share of TNI and MNI EBITDA (50%) 1.1 1.2 Adjusted EBITDA 12.3 7.6 Adjusted EBITDA is a non-GAAP financial performance measure that enhances financial statement users’ overall understanding of the operating performance of the Company. The measure isolates unusual, infrequent or non- cash transactions from the operating performance of the business. This allows users to easily compare operating performance among various fiscal periods and how management measures the performance of the business. This measure also provides users with a benchmark that can be used when forecasting future operating performance of the Company that excludes unusual, nonrecurring or one- time transactions. Adjusted EBITDA is a component of the calculation used by stockholders and analysts to determine the value of our business when using the market approach, which applies a market multiple to financial metrics. It is also a measure used to calculate the leverage ratio of the Company, which is a key financial ratio monitored and used by the Company and its investors. Adjusted EBITDA is defined as net income (loss), plus non-operating expenses, income tax expense, depreciation and amortization, assets loss (gain) on sales, impairments and other, restructuring costs and other, stock compensation and our 50% share of EBITDA from TNI and MNI, minus equity in earnings of TNI and MNI. TNI and MNI – TNI refers to TNI Partners publishing operations in Tucson, AZ. MNI refers to Madison Newspapers, Inc. publishing operations in Madison, WI. Rounding – Items may not visually foot due to rounding.

19 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Cash Costs represent a non-GAAP financial performance measure of operating expenses which are measured on an accrual basis and settled in cash. This measure is useful to investors in understanding the components of the Company’s cash-settled operating costs. Periodically, the Company provides forward-looking guidance of Cash Costs, which can be used by financial statement users to assess the Company's ability to manage and control its operating cost structure. Cash Costs are defined as compensation, newsprint and ink and other operating expenses. Depreciation and amortization, assets loss (gain) on sales, impairments and other, other non- cash operating expenses and other expenses are excluded. Cash Costs also exclude restructuring costs and other, which are typically paid in cash. Rounding – Items may not visually foot due to rounding. (Millions of Dollars) Q1 FY26 Q1 FY25 Operating Expenses 125.9 149.0 Adjusted to exclude Depreciation and amortization 3.6 6.3 Assets gain on sales, impairments and other, net (0.0) (0.9) Restructuring costs and other 3.1 5.1 Insurance proceeds (2.0) -- Cash Costs 121.2 138.6

SAME-STORE NON-GAAP REVENUE RECONCILIATION[1]

(Millions of Dollars)	Q1 FY2026	Q1 FY2025	$ Change	% Change
Print Advertising Revenue	17.2	19.9	(2.7)	-13.4%
Exited operations	(0.1)	(0.5)	0.4	NM
Same-store, Print Advertising Revenue	17.1	19.4	(2.3)	-11.8%
Digital Advertising and Marketing Services Revenue	42.8	46.7	(3.9)	-8.4%
Exited operations	(0.1)	(0.1)	(0.0)	NM
Same-store, Digital Advertising and Marketing Services	42.7	46.7	(3.9)	-8.4%
Total Advertising Revenue	60.0	66.6	(6.6)	-9.9%
Exited operations	(0.1)	(0.5)	0.4	NM
Same-store, Total Advertising Revenue	59.9	66.1	(6.2)	-9.4%

(Millions of Dollars)	Q1 FY2026	Q1 FY2025	$ Change	% Change
Print Other Revenue	7.5	7.9	(0.3)	-4.3%
Exited operations	-	-	-	NM
Same-store, Print Other Revenue	7.5	7.9	(0.3)	-4.3%
Digital Other Revenue	4.8	5.1	(0.3)	-5.1%
Exited operations	-	-	-	NM
Same-store, Digital Other Revenue	4.8	5.1	(0.3)	-5.1%
Total Other Revenue	12.4	13.0	(0.6)	-4.6%
Exited operations	-	-	-	NM
Same-store, Total Other Revenue	12.4	13.0	(0.6)	-4.6%

(Millions of Dollars)	Q1 FY2026	Q1 FY2025	$ Change	% Change
Print Subscription Revenue	35.0	43.4	(8.4)	-19.4%
Exited operations	(0.0)	(0.1)	0.1	NM
Same-store, Print Subscription Revenue	35.0	43.4	(8.4)	-19.3%
Digital Subscription Revenue	22.7	21.6	1.1	5.3%
Exited operations	(0.0)	(0.0)	0.0	NM
Same-store, Digital Subscription Revenue	22.7	21.6	1.1	5.3%
Total Subscription Revenue	57.7	65.0	(7.3)	-11.2%
Exited operations	(0.0)	(0.1)	0.1	NM
Same-store, Total Subscription Revenue	57.7	64.9	(7.2)	-11.1%

(Millions of Dollars)	Q1 FY2026	Q1 FY2025	$ Change	% Change
Total Operating Revenue	**130.1**	**144.6**	**(14.5)**	**-10.0%**
Exited operations	(0.1)	(0.6)	0.4	NM
Same-store, Total Operating Revenue	**129.9**	**144.0**	**(14.1)**	**-9.8%**

[1] Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the periods presented, excluding exited operations. Exited operations include (1) businesses divested and (2) the elimination of stand-alone print products discontinued within our markets.

Rounding – Items may not foot due to rounding.

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21 DIRECT COSTS RECONCILIATION (Millions of Dollars) Q1 FY26 Q1 FY25 Operating expenses 125.9 149.0 Adjusted to exclude Depreciation and amortization 3.6 6.3 Assets gain on sales, impairments and other, net (0.0) (0.9) Restructuring costs and other 3.1 5.1 Insurance proceeds (2.0) -- Selling, General, and Administrative (SG&A) 63.6 74.3 Direct Costs 57.6 64.3 Direct Costs is a non-GAAP financial performance measure that enhances financial statement users overall understanding of the operating performance of the Company. The measure isolates operating costs that directly support revenue. Depreciation and amortization, assets loss (gain) on sales, impairments and other, net, other non-cash operating expenses, Selling, General, and Administrative (“SG&A”) are excluded. Rounding – Items may not visually foot due to rounding. (Millions of Dollars) Q1 FY26 Q1 FY25 Print Direct Costs 35.4 41.7 Digital Direct Costs 22.2 22.5 Total Direct Costs 57.6 64.3